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                                                                  EXHIBIT 10.1.1
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                              AMENDMENT NO. 1 TO
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                        PURCHASE AND SALE AGREEMENT AND
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                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

          THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Amendment") is made and entered into and effective as of
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July 20, 2000, by and between KAISER VENTURES INC., a Delaware corporation, and
KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation (collectively, "Seller"), and CCG ONTARIO, LLC, a Delaware limited liability company ("Buyer").
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                                   RECITALS
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          A.  WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of July 13, 2000 (the "Purchase Agreement"); and
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          B.  WHEREAS, Buyer and Seller desire to amend the Purchase Agreement, as more particularly set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1. Amendments.  The Purchase Agreement is hereby amended as follows:
        ----------

          A. The "Contingency Date" (as defined in Section 1.13 of the Purchase
                  ----------------
Agreement) shall be extended to July 27, 2000. Seller shall not require Buyer to deposit any additional funds as a condition to the extension of the Contingency Date hereunder.

          B. Section 3.1.1.1 of the Purchase Agreement is hereby revised to read in full as follows:

               3.1.1.1 If on the Contingency Date, the Deed Restriction described in Exhibit Y, attached hereto (the "Deed Restriction"), the Omnibus Assignment and Assumption Agreement, the CDC Guaranty, the Insurance Policies and the IT Contract have not been finalized, Buyer shall be entitled to extend the Contingency Date to August 4, 2000 and the Closing Date to August 10, 2000, by delivering to Seller and Escrow Holder on or before July 27, 2000 notice of such election and to Escrow Holder Five Hundred Thousand Dollars ($500,000) (the "Additional Deposit") in immediately available funds provided that, if, by July 27, 2000, Seller has not delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20, the date for posting the Additional Deposit shall be extended to the date two business days after Seller has delivered the agreement described in Section 5.2.17, the easements or indemnity described in
               Section 5.2.18 and the consents described in Section 5.2.20 and provided further that Buyer shall post the Additional Deposit or so much thereof as would have been released to Seller
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               under the terms of this Agreement if the Additional Deposit had been posted on the date Seller made the deliveries so long as Buyer exercised its extension rights hereunder and had not terminated this Agreement under Section 4.7 before Seller has made the deliveries described above. Upon delivery of the Additional Deposit, Escrow Holder shall immediately release Two Hundred Fifty Thousand Dollars ($250,000) of the Additional Deposit to Seller.

          C. Section 3.1.2 of the Purchase Agreement is hereby revised to read in full as follows:

               3.1.2 Disposition of Deposit.   In the event this Agreement is
                     ----------------------
               terminated or the Close of Escrow fails to occur by reason of Buyer's default hereunder, the Deposit (including all interest thereon) shall constitute liquidated damages pursuant to Section
               6.2 below. In the event this Agreement is terminated or the Close of Escrow otherwise fails to occur as a result of a failure of a condition precedent described in any of Sections 5.2.2-5.2.5, 5.2.7-5.2.9, 5.12.11-5.2.18 or 5.2.20, the Deposit
               (including all interest thereon) shall be returned to Buyer. If this Agreement is terminated or the Close of Escrow otherwise fails to occur as a result of a failure of a condition precedent described in Sections 5.2.1, 5.2.10 or 5.2.19, only any portion of the Deposit (plus interest accrued thereon) not then released (or required to be released pursuant to the terms of this Agreement) to Seller shall be refundable to Buyer. Any portion of the Deposit released to Seller, once released, (or required to be released pursuant to the terms of this Agreement) shall be non-refundable to Buyer except in the event of a failure of a condition precedent described in any of Sections 5.2.2 - 5.2.5, 5.2.7-5.2.9, 5.2.11 - 5.2.18 or 5.2.20. Notwithstanding any
               provision to the contrary contained herein, if the transaction described herein fails to close as a result of Seller's material default hereunder, the Deposit shall be refunded to Buyer to the extent provided for in Section 6.1 hereof. Upon the Close of Escrow, the Deposit (including all interest accrued thereon) shall be paid to Seller and shall be credited towards the payment of the Purchase Price.

          D. Section 10.3.1 of the Purchase Agreement is hereby to add the following as a new clause (i): (i) all reasonable costs incurred in connection with obtaining access for remediation purposes over the Budway Property, the Rancho Cucamonga Property, the D.T. Sari Property and the Maas Hansen Property as depicted on Exhibit A-1 attached hereto.

          E. Section 10.3.4 of the Purchase Agreement is hereby revised to read in full as follows:

               10.3.4  Indemnification by Buyer.  Except only for the Excluded
                       ------------------------
               Liabilities and Losses (as hereinafter defined) arising out of Seller's failure to make any payments required of Seller pursuant to Section 10.7 hereof, Buyer agrees to assume, indemnify, hold harmless and defend Seller and its past, current and future affiliates, subsidiaries and each of their officers, directors, employees, agents and representatives (collectively, the "Seller Parties") from and against any and all Environmental Liabilities and Obligations, and from and against any and all liabilities, penalties, fines, suits, claims, demands, actions, losses, damages, expenses, investigation and remediation costs (including, but not limited

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               to, laboratory, handling, transportation, containment,
               neutralization, disposal, capping and other similar costs), operation and maintenance costs, financial assurance costs (other than costs of Seller's existing financial assurances), Agency costs (including, but not limited to, permitting, licensing, hazardous waste taxes and oversight costs), causes of action, proceedings, judgments, executions and reasonable costs of any kind or nature whatsoever (including reasonable attorneys', consultants', engineers', experts' and contractors' fees) (collectively, "Losses") in connection with, arising out of or related to: (a) any Corrective Action; (b) compliance or noncompliance with any Requirements; (c) the existence of any threat to health, safety or the environment under any Laws, or the presence or alleged presence or release of any Hazardous Substances on, under, at or from the Real Property or the Tar Pits Property; (d) Buyer and ITG's compliance or non compliance with any Law; (e) the breach of this Agreement or any Exhibit attached hereto and incorporated herein by Buyer except for consequential damages incurred by Seller and arising out of such breach (as distinct from consequential damages incurred by third parties and recovered or recoverable from Seller which third party consequential damages shall be recoverable hereunder); (f) any breach of the IT Contract or the performance and completion bond, as defined in Section 10.4 below and (g) personal injury, including death and disability, occurring on or after the Close of Escrow caused to employees, contractors, invitees or guests or any other persons at or from the Real Property to the extent such injury is not related to Hazardous Substances conditions at the Real Property or the Adjacent Property; provided, however, that this subparagraph (g) of Section 10.3.2 shall not be deemed to limit Buyer's assumption and responsibility for any claims (whether arising prior to, as of or after the Close of Escrow) as provided in this Agreement or in any exhibit hereto related to Hazardous Substances conditions that were or are at or from the Real Property and/or the Adjacent Property. In addition, except for the Excluded Liabilities, Losses arising out of Seller's failure to make any payments required of Seller pursuant to
               Section 10.7 hereof, Losses realized by the Seller Parties (or any of them) for diminution in value of the Real Property or the Adjacent Real Property resulting from the Seller Parties' or any of their inability to use the Real Property or the Adjacent Real Property for a desired purpose or Losses realized by the Seller Parties or any of them pursuant to any contracts or other agreements (which Losses shall be assumed and indemnified against only to the extent provided for in the Omnibus Assignment and Assumption Agreement), Buyer shall assume and indemnify, defend and hold the Seller Parties other than any affiliates of Seller or any of such affiliates' officers, directors, employees, agents and representatives harmless from and against all Losses arising out of the presence during Seller's ownership of the Adjacent Property of Hazardous Substances in, on or under the Adjacent Property in violation of applicable Laws. Any indemnification and defense to be provided pursuant to this Section 10.3.4 shall be conducted in accordance with the procedures set forth in Section 14, below. The parties acknowledge that they are continuing to negotiate the extent to which Buyer will assume liabilities to the MRF and any of the Speedway

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               entities for diminution in value claims or claims resulting from such entities in ability to use their properties for a desired purpose.

          F. Section 10.3.5 is hereby revised to read in its entirety as follows:

               10.3.5 Seller's Responsibility.  Following the Close of Escrow,
                      -----------------------
               Seller shall refrain from any communications or discussions with any Agency or any third party (other than communications or discussions relating to the Excluded Liabilities) and from taking any other action which could result in any Agency requesting or requiring Buyer or the owner of the Real Property, the Tar Pits Property or any Adjacent Property to take, perform or cease any activity on or with respect to such Real Property, the Tar Pits Property or Adjacent Property except communications (which shall be made jointly with Buyer) relating to (i) remediation of the Tar Pits Property, (ii) elimination of the public hearing requirement regarding closure of the Speedway site under the Buyer Consent Order and (iii) if not terminated prior to the Close of Escrow, termination of the Kaiser Consent Order. Seller and Buyer shall give notice to DTSC and each other Agency with which Seller has been in communications within the past twelve
               (12) months regarding the Real Property, the Tar Pits Property and/or any Adjacent Property that further communications should be addressed to Buyer (although Seller may be copied on such notices), and shall so refer any such communications. Seller shall deliver any and all notices and correspondence received from any Agency to Buyer within five (5) business days after receipt thereof. Seller acknowledges that the covenants and agreements of Seller set forth herein are a material inducement to the agreements of Buyer set forth herein. The provisions of this Section 10.3.5 shall not be deemed to prohibit Seller or Seller's affiliates from engaging in communications or discussions with any Agency with respect to (i) the MRF's operations or (ii) the Excluded Liabilities so long as, in each event, such communications or discussions do not materially impact the corrective Action to be performed by Buyer hereunder. Seller shall not be deemed to have engaged in a communication or discussion in breach of this Agreement as a result of a material impact on the Corrective Action arising out of a communication or discussion with an Agency otherwise permitted under clauses (i) or (ii), above, if Seller or its applicable affiliate could not reasonably have anticipated the material impact and Seller provides Buyer with prompt notice of the communication or discussion and provides Buyer with an opportunity to participate in any follow up communications or discussions. The provisions of this Section 10.3.5 shall be suspended during any period in which Buyer is in Default (as hereinafter defined) or if Seller takes action to enforce the terms of the performance and completion bond or the IT Contract.

          G. Buyer and Seller agree that the term "Environmental Obligations and Liabilities" shall not include any costs of Seller's existing financial assurances.

     2. No Other Amendments.  Except as expressly amended hereby, the Purchase
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Agreement is unchanged and in full force and effect.

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     3. Counterparts. This Amendment may be executed in counterparts, each of
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which shall be an original and all of which taken together shall constitute the same instrument.

                           [SIGNATURES ON NEXT PAGE]
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates written below.



Buyer:                                CCG ONTARIO, LLC,
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                                      a Delaware limited liability company

                                      By:  Catellus Commercial Group, LLC,
                                           a Delaware limited liability company,
                                           Its sole member

                                           By: /s/ Charles A. McPhee
                                               ----------------------------
                                           Name: Charles A. McPhee
                                           Its: Senior Vice President

Date Executed: July 26, 2000
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Seller:                               KAISER VENTURES INC.,
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                                      a Delaware corporation

                                      By: /s/ Terry L. Cook
                                          ---------------------------------
                                      Name: Terry L. Cook
                                            -------------------------------
                                      Its: Executive Vice President -
                                           --------------------------------
                                           General Counsel
                                           --------------------------------

Date Executed: July 26, 2000
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                                      KAISER STEEL LAND DEVELOPMENT INC.,
                                      a Delaware corporation

                                      By: /s/ Terry L. Cook
                                          ---------------------------------
                                      Name: Terry L. Cook
                                            -------------------------------
                                      Its: Vice President - General Counsel
                                           --------------------------------

Date Executed: July 26, 2000
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RECEIVED AND ACCEPTED THIS ____ DAY OF ________, 2000.

ESCROW HOLDER:
CHICAGO TITLE INSURANCE COMPANY


By: __________________________
Name: ________________________
Its: _________________________

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